Supplement Dated March 23, 2009

To

Prospectus Dated September 1, 2008

For

Global Advantage Series Variable Annuity

Issued By

Kemper Investors Life Insurance Company

This supplement updates certain information in your variable annuity contract (“Contract”) prospectus. Please read this supplement carefully and keep it with your prospectus for future reference.

PORTFOLIO LIQUIDATION

Recently, the Trustees of the Pioneer Variable Contracts Trust authorized the liquidation of the Pioneer International Value VCT Portfolio (the “Portfolio”).

Effective immediately, the Portfolio is no longer available as an investment option under the Contract, and the Contract Subaccount that invests in the Portfolio is closed to all investments.

As a result of the closing of the Subaccount, all references to Pioneer International Value VCT Portfolio are deleted from your prospectus. This includes all references to the Portfolio in the Fee Table (at page 12) and in the Investment Objectives of the Portfolios table (at page 22). In addition, all references in your prospectus to “65 Subaccounts” and “65 portfolios” are respectively changed to “64 Subaccounts” and “64 portfolios.”

PORTFOLIO NAME CHANGE

On December 12, 2008, the Lehman Aggregate Bond Index Portfolio of the Summit Pinnacle Series of Summit Mutual Funds, Inc., changed its name to Barclays Capital Aggregate Bond Index Portfolio.

All references to “Summit Lehman Aggregate Bond Index Portfolio” are deleted from your prospectus and are replaced with “Summit Barclays Capital Aggregate Bond Index Portfolio.”

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If you have any questions regarding this supplement, please contact the Synergy registered representative who sold you your Contract, or write to our Global Advantage Series Variable Annuity Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097 USA, or call our Annuity Contact Center at UK Toll-Free: 0808 2342571, or at U.S. Toll-Free: 1-888-864-3901.